EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT ("Agreement") made as of the 23rd day of August, 2004 by and between Trust Licensing, Inc. ("Company"), and LEIGH M. ROTHSCHILD ("Employee").

WHEREAS, Company desires to employ Employee and Employee is willing to be employed by Company upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

1. Employment. Company hereby employs Employee as its Chairman and Employee hereby accepts such employment and agrees to perform such duties as are customarily performed by one holding such position and to render these or any other services and duties consistent with such position as may be assigned from time to time by Company.

2. Performance of Employee's Duties. Employee agrees to the faithful performance of his duties for Company and to render service to Company to the best of his ability, experience and talent to the reasonable satisfaction of Company. In addition, if requested Employee will serve on Company's Board of Directors without additional compensation provided that Employee is covered under an Officers and Directors Insurance Policy that is in form and amount reasonably acceptable to Employee. Employee's duties shall be rendered at such place as Company shall require in accordance with the best interests, needs, business and opportunities of Company, subject to the limitations set forth in Paragraph 9a. Company's principal office will be located at 950 South Pine Island Road, Suite A150-1094, Plantation, Florida, 33324. Company acknowledges and agrees that nothing contained in this Agreement shall be construed to prohibit Employee from being involved as an employee, officer, director, partner, shareholder, consultant or independent contractor in any other business that is not a "Competing Business" (as hereinafter defined), including, without limitation, involvement with Zeos Entertainment Technologies, Inc.

3. Term of Employment. The term of employment shall commence as of August 23, 2004 and terminate on August 23, 2006, unless renewed by the parties. The term of employment will be renewed automatically for an additional one (1) year period on August 23, 2006 and on each anniversary thereafter, unless one party gives the other written notice sixty (60) days in advance of any renewal period.

4. Compensation. All compensation under this Agreement is subject to withholding required by law.

            a. Base Salary. Company agrees to pay Employee, in consideration for Employee's services hereunder, a base salary at the rate of One Hundred Seventy-Five Thousand Dollars ($ 175,000) annually, payable in accordance with Company's normal pay practices as may be altered from time to time by Company, but in no event less than in semi-monthly installments. Employee shall be eligible for increases to his Base Salary in the reasonable determination of the Company's Board of Directors, which determination shall occur no less than once annually.



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            b. Bonuses, Stock Options, etc.. Employee shall have the right to participate in any cash bonus plans, stock option plans or other similar benefit plans established for Company executives, with participation commensurate with Employee's then position and title, as determined in the discretion of the Company's Board of Directors.

            c. Other Benefits. In general, Company shall provide Employee with such benefits as are provided to other executive-level employees of the Company. Without limiting the generality of the foregoing, Employee will be entitled to:
(i) group health and dental insurance, the cost of which shall be borne by Company; (ii) three (3) weeks of paid vacation per year, in addition to ten (10) sick/personal days per year, and paid holidays in accordance with the standard Company policies as developed and amended from time to time; (iii) a $ 750/month automobile allowance, in addition to reimbursement for automobile insurance, maintenance and gasoline; (iv) a "key man" or similar life insurance policy on the life of Employee in the amount of $ 1,000,000, such policy to be a whole life insurance policy and name Company as the beneficiary. Unused vacation days (but not sick/personal days), may be accrued to subsequent periods at the reasonable discretion of the Company's Board of Directors. Employee will be covered under Company's Officers and Directors Insurance Policy and will be indemnified to the fullest extent permitted by applicable law for Employee's actions taken on behalf of Company.

            Items 4a, 4b, and 4c are hereafter referred to collectively as "Benefits".

5. Expenses. Company shall reimburse Employee for reasonable travel and other business expenses incurred by Employee in the performance of his duties, in accordance with the standard Company policies.

6. Death, Incapacity or Illness of Employee.

            a. If Employee dies during the term of this Agreement, Company shall pay to the estate of the Employee only the compensation then due and owing to the date of Employee's death. Except as herein provided, the death of Employee shall terminate this Agreement and discharge Company from any further liability for the payments provided herein.

            b. In the event Employee becomes disabled, ill or unable to perform his duties under this Agreement, his salary compensation shall continue for a period of ninety (90) days.

7. Expiration and Non-Renewal by Company. At the expiration of Employee's term of employment (and provided neither Company nor Employee has previously terminated this Agreement), if Company elects not to renew Employee's term it shall pay the Employee the Termination Payment, as defined in Paragraph 8, no later than fourteen (14) days after the expiration of the then-current term.

8. Termination by Company.

a. For Cause. Company may terminate Employee's employment for "Cause." Upon termination for Cause, Company shall pay to Employee all Base Salary and Benefits that have accrued but have not been paid to the date of such "Cause" termination and then shall thereafter have no further liability to Employee. For the purposes of thi Agreement, "Cause" shall mean (i) Employee's conviction of, or pleading guilty to, a felony; (ii) Employee's failure to carry out in any material respect the duties and responsibilities of his employment due to willful gross neglect or willful gross misconduct which is not cured within thirty (30) days after receipt of written notice to Employee from Company specifying with reasonable particularity such failure


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and a reasonable opportunity to appeal to the Company's Board o Directors and provided that no act shall be deemed willful if it was performed in good faith and with the belief that it is in Company's best interests; or (iii) due to Employee's death or inability to perform his job responsibilities as provided in Paragraph 6.

            b. Not for Cause. Company may terminate this Agreement at any time upon written notice to Employee for any reason not stated in Paragraph 9 hereof, provided Company pays to Employee: (i) all Base Salary and Benefits that have accrued but have not been paid to the date of such "Cause" termination; and (ii) all Base Salary and Benefits for the longer of one (1) year after termination or the balance of the term of this Agreement then in effect; and (iii) all outstanding stock options shall accelerate and vest in full and be immediately exercisable through their original natural expiration dates as though Employee had remained employed through the term)(collectively, the "Termination Payment"). Such payments shall be made to Employee no later than fourteen (14)
days) days after termination.

9. Termination by Employee.

            a. For Good Reason. Employee may terminate this Agreement for Good Reason at any time upon written notice to Company. "Good Reason" shall mean either: (i) Company causes Employee to cease to be Chairman of Company and have a position, duties and responsibilities commensurate with such a title; (ii) Company reduces Employee's compensation (other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive); or
(iii) Company requires Employee to relocate outside a twenty-five (25) mile radius from 950 South Pine Island Road, Suite A150-1094, Plantation, Florida, 33324.

         In the event Employee terminates his employment for Good Reason, Company shall pay Employee the Termination Payment no later than fourteen (14) days after the termination date.

            b. Not for Good Reason. In the event Employee terminates this Agreement not for Good Reason, Company shall pay to Employee all Base Salary and Benefits that have accrued but have not been paid to the date of such "Cause" termination and then shall thereafter have no further liability to Employee.

10. Nonsolicitation and Noncompetition.

            a. Employee agrees that he will not at any time: (i) while employed by Company; (ii) during the subsequent period for which any Termination Payment has been paid to Employee; or (iii) for a period of one (1) year following Employee's termination for "Cause" (the "Nonsolicitation Period"), solicit or endeavor to entice away from Company or any of its direct or indirect subsidiaries any employee of Company.

            b. Employee agrees that he will not at any time: (i) while employed by Company: (ii) during the subsequent period for which any Termination Payment has been paid to Employee; or (iii) for a period of one (1) year following Employee's termination for "Cause", (the "Noncompetition Period"), for himself or on behalf of any person, partnership, trust, company or other entity other than Company for whatever reason, engage, directly or indirectly (either as an employee, officer, director, partner, shareholder, consultant or independent contractor), in a business that derives its primary source of revenue from the prosecution or enforcement of intellectual property rights that are the same or substantially the same as those intellectual property rights owned and being actively pursued by Company in the ordinary course of its


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business ("Competing Business"); provided, however, that it shall not be deemed a violation of this paragraph if Employee owns less than five percent (5%) of the issued and outstanding stock of any publicly traded company.

            c. If in any judicial proceeding, a court shall refuse to enforce this Agreement, whether because the time limit is too long or because the restrictions contained herein are more extensive (whether as to geographic area, scope of business or otherwise) than is necessary to protect the business and goodwill of Company, it is expressly understood and agreed between the parties hereto that this Agreement is deemed modified to the extent necessary to permit this Agreement to be enforced in any such proceedings.

            d. Employee acknowledges that compliance with this paragraph is necessary to protect the goodwill and other proprietary interests of Company and that a breach of this paragraph will give rise to irreparable and continuing injury to Company that is not adequately compensable in monetary damages or at law. Accordingly Employee agrees that Company, its successors and assigns may obtain injunctive relief against the breach or threatened breach of the foregoing provisions, in addition to any other legal remedies which may be available to it under this Agreement. Employee further acknowledges that in the event of his termination or expiration of employment with Company, his knowledge, experience and capabilities are such that Employee can obtain employment in business activities which are of a different or noncompeting nature than those performed in the course of employment with Company; and that the enforcement of a remedy hereunder by way of injunction will not prevent Employee from earning a reasonable livelihood.

11. Confidential Information, Trade Secrets, and Intellectual Property.

            a. During the term of this Agreement and at all times thereafter, Employee will keep in confidence and will not publish, use or disclose to others, without the prior written consent of Company, any Trade Secrets or other confidential information related to Company or Company's business. As used herein, the phrase "Trade Secret" is to be considered as used in accordance with the definition of Trade Secret found under Florida law in effect at the time of the execution of this Agreement. Without limiting this definition, and for information purposes only, a Trade Secret is the whole or any portion of any technical or non technical information, including a formula, pattern, compilation, program, device, method, technique, drawing, process, financial data, financial plan, product plan or customer or supplier information that is actually or potentially valuable because it is not generally known to others and that is subject to reasonable efforts by Company to maintain its secrecy.

            b. Upon leaving the employ of Company, Employee will not take with him any written, printed or electronically stored Trade Secret, or other confidential information or any other property of Company obtained by him as the result of his employment, or any reproductions thereof. All such property and all copies thereof shall be surrendered by Employee to Company on termination of employment or at any time on request by Company.

            c. Employee's obligation not to use, publish or disclose confidential information of Company will cease five (5) years after termination or expiration of employment. Employee's obligation not to use, publish or disclose any Trade Secret of Company has no time limitation.

            d. Employee shall disclose to Company and agrees to and does hereby assign to Company, without charge, all his right, title and interest in and to any and all inventions and discoveries that he may make, solely or jointly with others, that have been created after the date


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of this Agreement and while within the scope of his employment by Company that directly relate to intellectual property rights owned and being actively pursued by Company in the ordinary course of its business , and all his right, title and interest in and to any and all domestic and foreign applications for patents as well as any divisions or continuations thereof covering such inventions and discoveries and any and all patents granted for such inventions and discoveries and any and all reissues, extensions and revivals of such patents; and upon request of Company, whether during or subsequent to this employment, Employee shall do any and all acts and execute and deliver such instruments as may be deemed by Company necessary or proper to vest all Employee's right, title and interest in and to said inventions, discoveries, applications and patents in Company and to secure or maintain such applications, patents, reissues, extensions and/or revivals thereof. All necessary and proper expenses in connection with the foregoing shall be borne by Company, and if services in connection therewith are performed at Company's request after termination of employment, Company will pay reasonable compensation for such services.

            e. Employee hereby assigns to Company, without charge, all his right, title and interest in and to all original works of authorship filed in any tangible form, prepared by him, solely or jointly with others, that have been created after the date of this Agreement and while within the scope of his employment by Company that directly relate to intellectual property rights owned and being actively pursued by Company in the ordinary course of its business.

            f. Employee acknowledges and agrees that in the event he breaches, threatens in any way to breach, or it is inevitable that he will breach, any of the provisions of this Paragraph, damages shall be an inadequate remedy and Company shall be entitled to injunctive or other equitable relief. Company's rights in this respect are in addition to all rights otherwise available at law or in equity.

12. Waiver or Modification. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Furthermore, no evidence of any modification or waiver shall be offered or received as evidence in any proceeding, arbitration or litigation between the parties arising out of or affecting this Agreement or the rights or obligations of any party hereunder, unless such waiver or modification is in writing, duly executed as aforesaid. The provisions of this paragraph may not be waived except as herein set forth.

13. Complete Agreement. This written Agreement contains the sole and entire agreement between the parties as to the matters contained herein and supersedes any and all other agreements between them. The parties acknowledge and agree that neither of them has made any representation with respect to such matters of this Agreement or any representations except as are specifically set forth herein, and each party acknowledges that he or it has relied on his or its own judgment in entering into this Agreement.

14. Choice of Law. This Agreement and the performance hereunder and all suits and special proceedings hereunder shall be construed in accordance with the laws of the State of Florida.

15. Invalid Provision. The invalidity or unenforceability of a particular provision of this Agreement shall not effect the other provisions hereto, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

16. Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives.



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17. Assignment. This Agreement shall be construed as a contract for personal services by Employee to Company and shall not be assignable by Employee. The Company shall cause any successor(s) to the Company (whether direct or indirect, and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to assume the obligations of the Company under this Agreement and shall cause such successor(s) to perform the Company's obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession.

18. Survival. The provisions of Paragraphs 10 through 18 hereof shall survive the termination or expiration of this Agreement.

19. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by certified registered mail, return receipt requested, with postage prepaid to their current address or to such other address as they request in writing.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.

COMPANY:                                                               EMPLOYEE:

By:                                                                    By:

Name:                                                                  Name:

Title:                                                                 Date:

Date:






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